SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2003

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Commission file number	Exact name of Registrant as specified in its charter, State of incorporation, Address and Telephone number	IRS Employer Identification No.
1-14766	Energy East Corporation (A New York Corporation) P. O. Box 12904 Albany, New York 12212-2904 (518) 434-3049 www.energyeast.com	14-1798693

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits
99-1	Energy East Corporation's news release dated January 31, 2003.

Item 9.  Regulation FD Disclosure

News Release Concerning Earnings for 2002

On January 31, 2003, Energy East Corporation issued a news release concerning its consolidated earnings for the year ended December 31, 2002.

The earnings news release is attached to this document as Exhibit 99-1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2003	ENERGY EAST CORPORATION (Registrant) By /s/ Robert D. Kump Robert D. Kump Vice President, Treasurer and Secretary